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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 28, 2003 (April 28, 2003)
Date of Report (Date of earliest event reported)

EPIQ SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	0-22081 (Commission File Number)	48-1056429 (IRS Employer Identification Number)

501 Kansas Avenue
Kansas City, KS 66105
(Address of principal executive offices)

(913) 621-9500
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

    (c)
    Exhibits.

    The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	EPIQ Systems, Inc. Press Release issued April 28, 2003.

Item 9. Regulation FD Disclosure.

        In accordance with guidance from the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto is not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit is not incorporated by reference into any filing with the SEC made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

        On April 28, 2003, EPIQ Systems, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.
Date: April 28, 2003
	By:	/s/ TOM W. OLOFSON
	Name:	Tom W. Olofson
	Title:	Chairman of the Board, Chief Executive Officer and Director

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SIGNATURES